Exhibit 3.1

משרד המשפטים "B" רשם החברות

מדינת ישראל
חוק החברות, התשנ"ט-1999

תעודת התאגדות של חברה

זאת התעודה כי

אורלי גיא בע"מ

ORLY GUY LTD

נתאגדה ונרשמה על פי חוק החברות כחברה בערבון מוגבל

23/10/2000
כ"ד תשרי תשס"א

ניתן בחתימת ידי בירושלים

23/10/2000
כ"ד תשרי תשס"א

שלרון אבידן, עו"ד
ב/רשם החברות

מס' חברה 513022780

הילה טנא, עו"ד
L.N 27677
HILA TENE, ADV.

העתק מתאים למקור

משרד המשפטים

"B"

רשם החברות

מדינת ישראל

חוק החברות, התשנ"ט-1999

תעודת התאגדות של חברה

זאת התעודה כי

אורלי גיא בע"מ

ORLY GUY LTD

נתאגדה ונרשמה על פי חוק החברות כחברה בערבון מוגבל

23/10/2000

כ"ד תשרי תשס"א

ניתן בחתימת ידי בירושלים

23/10/2000

כ"ד תשרי תשס"א

שלדון אבידן, עו"ד

ב/רשם החברות

מס' חברה 513022780

הילה טנא, עו"ד

L.N 27677

HILA TENE, ADV.

העתק מתאים למקור

Companies Registrar	National Emblem	Ministry of Justice

The state of Israel

 The Companies Law 5759 - 1999

A company certificate of Incorporation

This to state that:

(Name in Hebrew)

ORLY GUY LTD

Was incorporated and registered according to The Companies Act 1999 as a limited company.

23.10.2000

24 Tishrey, 5761

Given by my signature in Jerusalem

23.10.2000

24 Tishrey, 5761

Company No: 513022180

Avidan Sheldon, Adv

For and behalf of the Registrar of Companies

(Stamp)

(Signature)

No. 1235 מס'

אישור תרגום

אני הח"מ משה בכר, עו"ד

נוטריון ב לינקולן 20, תל אביב

מצהיר, כי אני שולט היטב בשפה/ות האנגלית ו העברית

וכי המסמך שלעיל המצורף והמסומן באות/במספר A (שמעבר לדף) הוא תרגום לאנגלית

מדוייק (שהוכן על ידי) של המסמך המקורי (העתק מאושר של המסמך המקורי) הערוך בשפה העברית

** המצורף והמסומן באות/במספר B .

ולראיה הנני מאשר את דיוק התרגום הנ"ל בחתימת ידי ובחותמי, היום 28.9.08

שכר בסך ______ ש"ח שולם כולל מע"מ

חותם הנוטריון

חתימה

* ציין שפת התרגום.

** ציין שפת המקור.

הערה: מחק את הטעון מחיקה.

CERTIFICATION OF TRANSLATION

I the undersigned Moshe bachar

Notary at Lincoln 20, Tel Aviv hereby declare that I am well aquainted with the english and hebrew languages and that the above document (the attached document marked A) (the document overleaf), is a correct english * translation (prepared by me) of the original document (a certified copy of the original document) drawn up in the hebrew ** language which is attached hereto and marked with the letter/number B .

In witness whereof I certify the correctness of the said translation by my signature and seal this 28.9.08

NIS. ______ fees paid including v.a.t.

Notary` s Seal

Signature

* State language of translation.

** State language of.original.

Note: Delete whatever is inapplicable.

הופק באמצעות Forms התוכנה לטפסים בחלונות © כל הזכויות שמורות להייקו טכנולוגיות בע"מ 1987-1999 טל. 1-800-22-1599 , 09-7445040
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